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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Financial Highlights" in the Prospectus and "Counsel and Independent Auditors" in the "Statement of Additional Information" and to the use of our report dated
July 31, 1998, in this Registration Statement (Form N-1A No. 333-03709) of The Daruma Funds, Inc.

                                              Ernst & Young LLP
                                              ----------------------------------
                                              ERNST & YOUNG LLP

New York, New York
August 28, 1998



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